UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2006

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-15403	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 765-7801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.

Financial Statements and Exhibits.

(d)  Exhibits.

The purpose of this Form 8-K is to file supplemental indentures as exhibits for incorporation into the registration statements on Form S-3 (Registration Nos. 333-33814 and 333-116138) of Marshall & Ilsley Corporation.

Exhibit No.	Description

4.1

Third Supplemental Indenture dated as of March 22, 2006 between the Company and JPMorgan Chase Bank, N.A., as Trustee (successor to Manufacturers Hanover Trust Company) supplementing the Indenture dated as of November 15, 1985, as amended.

4.2	First Supplemental Indenture dated as March 22, 2006 between the Company and JPMorgan Chase Bank, N.A., as Trustee (successor to Chemical Bank) supplementing the Indenture dated as of July 15, 1993.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2006	MARSHALL & ILSLEY CORPORATION

By: /s/ Randall J. Erickson
Randall J. Erickson Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1

Third Supplemental Indenture dated as of March 22, 2006 between the Company and JPMorgan Chase Bank, N.A., as Trustee (successor to Manufacturers Hanover Trust Company) supplementing the Indenture dated as of November 15, 1985, as amended.

4.2	First Supplemental Indenture dated as March 22, 2006 between the Company and JPMorgan Chase Bank, N.A., as Trustee (successor to Chemical Bank) supplementing the Indenture dated as of July 15, 1993.